NEWS RELEASE   Lisa Opoku Appointed to Tradeweb Board of Directors NEW YORK – March 12, 2024 – Tradeweb Markets Inc. (Nasdaq: TW), a leading, global operator of electronic marketplaces for rates, credit, equities and money markets, today announced the appointment of Lisa Opoku to its Board of Directors, effective as of March 7, 2024. Ms. Opoku brings nearly 30 years of vast finance and legal experience to the Board, most recently serving as Global Head of The Goldman Sachs Partner Family Office in the firm’s Asset Management and Wealth Management Division until October 2023. In this role, she led the firm's wealth management offerings for current and retired Goldman Sachs' partners, managing directors and alumni. Ms. Opoku was named a Partner in 2012, and over 20 years at Goldman Sachs she held various leadership positions including Chief Operating Officer for each of the Engineering Division, the Asia Pacific Securities Division, which included managing primary expansion in China, India and Korea, and the FICC Bank Loan Trading and Syndications Division. Prior to joining Goldman Sachs in 2003, Ms. Opoku was a partner at Richards Spears Kibbe & Orbe LLP. Tradeweb CEO Billy Hult commented: “Lisa brings a valuable perspective to the Board, having operated across a range of financial markets and geographies. We are excited to have her join during a time of great momentum for the company, and add to the strong breadth and depth of the Board.” Ms. Opoku currently serves on the board of directors of The University of Minnesota. She was recognized as one of Barron’s 100 Most Influential Women in Finance in 2022 and also included in Crain’s Notable Women in Tech list in 2019. She received a Bachelor of Arts degree from the University of Minnesota, summa cum laude, and a Juris Doctor from Harvard Law School. About Tradeweb Markets  Tradeweb Markets Inc. (Nasdaq: TW) is a leading, global operator of electronic marketplaces for rates, credit, equities and money markets. Founded in 1996, Tradeweb provides access to markets, data and analytics, electronic trading, straight-through-processing and reporting for more than 50 products to clients in the institutional, wholesale and retail markets. Advanced technologies developed by Tradeweb enhance price discovery, order execution and trade workflows while allowing for greater scale and helping to reduce risks in client trading operations. Tradeweb serves more than 2,500 clients in more than 70 countries. On average, Tradeweb facilitated more than $1.4 trillion in notional value traded per day over the past four quarters. For more information, please go to www.tradeweb.com. Forward-Looking Statements This release contains forward-looking statements within the meaning of the federal securities laws. Statements related to, among other things, our outlook and future performance, the industry and markets in which we operate, our expectations, beliefs, plans, strategies, objectives, prospects and assumptions and future events are forward-looking statements. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those discussed under the heading “Risk Factors” in documents of Tradeweb Markets Inc. on file with or furnished to the SEC, may cause our actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements contained in this release are not guarantees of future performance and our actual results of operations, financial condition or liquidity, and the development of the industry and markets in which we operate, may differ materially from the forward-looking statements contained in this release. In addition, even if our results of operations, financial condition or liquidity, and events in the industry and markets in which we operate, are consistent with the forward-looking statements contained in this release, they may not be predictive of results or developments in future periods. Any forward-looking statement that we make in this release speaks only as of the date of such statement. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this release. ### Media contact: Daniel Noonan, Tradeweb +1 646 767 4677 Daniel.Noonan@Tradeweb.com Investor contacts: Ashley Serrao, Tradeweb +1 646 430 6027 Ashley.Serrao@Tradeweb.com Sameer Murukutla, Tradeweb +1 646 767 4864 Sameer.Murukutla@Tradeweb.com